South Jersey Industries Morgan Stanley Utilities Conference - NY February 27, 2018

Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements 2

3 South Jersey Gas SJI Midstream South Jersey Energy Solutions Regulated Natural Gas Distribution Company FERC-Regulated Gas Pipelines/Projects SJ Energy Services SJ Energy Group • Energy production portfolio (solar, CHP, landfill gas to electric) • Fuel supply management services • Wholesale and retail natural gas and electric commodity marketing 2017 Economic Earnings = $77.2 million (1) 2017 Economic Earnings = $18.5 million (1) Regulated Non-Utility (1) 2017 reported results, excluding corporate segment results. SJI uses the non-GAAP measure of Economic Earnings. EE eliminates all unrealized gains and losses on commodity and on the ineffective portion of interest rate derivative transactions; adjusts for realized gains and losses attributed to hedges on inventory transactions and for the impact of transactions or contractual arrangements where the true economic impact will be realized in a future period. A full explanation and reconciliation of this non- GAAP measure is provided in our Form 10K on file with the SEC. Organizational Structure

Grow Economic Earnings Improve Quality of Earnings Maintain Balance Sheet Strength Maintain Low to Moderate Risk Profile 2017 Highlights Economic EPS of $1.23, Ahead of $1.14-1.20 Guidance • Base Rate Case settlement added $6.0M to Economic Earnings • AIRP II and SHARP investments totaling $94.5 million • SJG added ~8,600 customers (gross) • FERC issued certificate of public convenience and necessity for the PennEast Pipeline project • Agreed to acquire Elizabethtown Gas and Elkton Gas The Path to Growth 4

2018 Guidance Business Line Percent of Total SJI Economic Earnings 2017A 2018 Target South Jersey Gas 75% 63% - 67% SJI Midstream 5% 2% - 5% Non-Utility 20% 27% - 36% 2018 Economic EPS Guidance of $1.57 to $1.651 1 Excluding impact from pending acquisitions; inclusive of tax reform and January cold weather impacts. 5

6 Improving the Quality of Earnings $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 2017 Economic Earnings Non-ITC ITC $98.1 $38.3 $98.1 $60.2 $73.7 $60.7 $36.9 $30.3 $97.1 $104.0 $99.0 $102.8 $mm $60.7 $38.3 $93.7 $9.1

36.00% 38.00% 40.00% 42.00% 44.00% 46.00% 48.00% 50.00% 2015 2016 2017 Equity to Capitalization 7 Equity to Cap = 43.7%  Commitment to a strong balance sheet  SJI & SJG rated BBB+ by S&P  SJG rated A2 by Moody’s Strong Financial Position FFO to Debt ≈ 16.9%  Strong cash flow from energy production assets  Growth from utility 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2015 2016 2017 Funds from Operations to Debt

Capex Drives Economic Earnings $1.9B of planned Cap Ex 2017-20201 Focused on regulated utility and FERC regulated growth 2017A-2020E % Utility and FERC regulated: 97% 1 Capital expenditures shown are inclusive of affiliate investments and reflect any projections for pending acquisition 2017A 2018E 2019E 2020E Regulated Utility FERC regulated Non-Utility $402M $651M $530M $303M 8 $1,484M $352M $49M

SJG Base Rate Case and Infrastructure Investment Base Rate Case Outcome Rate of Return 6.8% Return on Equity 9.6% Equity-to-capital ratio 52.5% Annual Net Income Impact $20.8M 2017 Incremental Net Income Impact $6.0M 2018 Incremental Net Income Impact $14.8M AIRP II (Accelerated Infrastructure Replacement Program)  Earn ROI with annual roll-in to base rates each October  $4.7M increase in annual revenues effective Oct. 1, based on $46.1M investment  Currently in year two of 5-year, $302.5M program SHARP (Storm Hardening and Reliability Program)  Earn ROI with annual roll-in to base rates each October  $3.4M increase in annual revenues effective Oct. 1, based on $33.3M investment  Phase II petition filed November 1  Proposed investment of $110M from 2018-2021 BL England  Proposed ≈ $115M pipeline to supply natural gas to the former BL England generating facility  Legal appeal process continues, with a favorable resolution anticipated 9

Utility Customer Growth 12 Months Ending December 31, 2017 Margin Growth from Customer Additions $2.4M Conversions 6,108 New Construction 2,528 Total Gross Customer Additions 8,636 Net Customer Additions 6,008 Year Over Year Net Growth Rate 1.6% 10

PennEast Pipeline Project • $200M investment, 20% equity owner in $1.0B+, 1 BCF, 118-mile interstate pipeline from Marcellus region of PA into NJ • Contributed $4.6M to 2017 earnings from AFUDC • FERC approved on January 19, 2018 • Additional state permits required • Construction expected to begin in 2018 11

Fuel Supply Management Counterparty Location Capacity (MW) Volume (Dth/day) Start Date Term Starwood Marcus Hook, PA 750 80,000 In service 2016 - evergreen LS Power West Deptford, NJ 738 36,000 In service 15 Years LS Power II West Deptford, NJ 400 31,000 In service 15 Years Moxie - Liberty Bradford Co, PA 825 137,655 In service 5 Years Moxie - Patriot Lycoming Co, PA 825 137,655 In service 4 Years Panda - Stonewall Leesburg, VA 750 110,000 In service 4 Years Moxie - Freedom Luzerne, PA 1,029 157,000 2018 10 Years Lordstown Trumbell, OH 1,029 160,000 2018 5 Years Invenergy - Lackawanna Jessup, PA 1,045 210,000 2018 10 Years Hickory Run Lawrence County, PA 1,000 162,000 2020 5 years To Be Announced TBA 990 121,000 TBA 4 Years 12

Current Performance

Economic Earnings – 2017 v 2016 For the twelve months ended December 31 Q4 2017 Q4 2016 Variance FY 2017 FY 2016 Variance In millions except per share data Gas Utility $29.6 $22.9 $6.7 $72.6 $69.0 $3.6 Midstream $0.9 ($0.1) $1.0 $4.6 ($0.2) $4.8 SJ Energy Group $11.7 $7.3 $4.4 $21.3 $17.7 $3.6 SJ Energy Services ($2.8) $3.3 ($6.1) ($2.8) $16.5 ($19.3) SJI Other $0.6 ($0.2) $0.8 $2.4 ($0.2) $2.6 SJI $40.0 $33.2 $6.8 $98.1 $102.8 ($4.7) SJI EPS $0.50 $0.42 $0.08 $1.23 $1.34 ($0.11) *SJI uses the non-GAAP measure of Economic Earnings when discussing results. A full explanation and reconciliation of this non-GAAP measure is provided under “Explanation and Reconciliation of Non-GAAP Financial Measures” in the Earnings Release. 14

South Jersey Gas In millions¹ Q4 FY Performance Notes 2016 Net Income $22.9 $69.0 Customer Growth $0.8 $2.4 1.6% YOY customer growth Accelerated Infrastructure Investments $1.4 $4.2 AIRP and SHARP investments Rate Case Investments $6.0 $6.0 Rate Case investments roll-in to base rates November 1 Off System Sales $0.1 $0.2 O&M Expenses² ($0.9) ($4.8) Resource investments supporting future growth; increased reserve for uncollectible accounts Depreciation³ ($0.7) ($2.4) Additional assets placed in service Interest Charges – Net of Capitalized³ ($0.6) ($1.8) Other $0.6 $0.2 2017 Net Income $29.6 $72.6 ¹ Slide depicts changes to period over period net income, it is not intended to be a substitute for financial statements ² Excludes expenses where there is a corresponding credit in operating revenues (i.e., no impact on our financial results) ³ Expenses associated with accelerated infrastructure investments are reflected within that line item 15

South Jersey Energy Group Economic Earnings For the twelve months ended December 31 Q4 2017 Q4 2016 Variance FY 2017 FY 2016 Variance Economic Earnings, in millions SJ ENERGY GROUP $11.7 $7.3 $4.4 $21.3 $17.7 $3.6 Retail Commodity ($0.7) $0.0 ($0.7) ($0.5) $1.3 ($1.8) Fuel Management1 $1.7 $1.2 $0.5 $5.8 $4.2 $1.6 Wholesale Mktg / Asset Optimization2 $10.7 $6.1 $4.6 $15.8 $12.2 $3.6 SJ Exploration $0.0 $0.0 $0.0 $0.2 $0.0 $0.2 1 Fuel Management benefited from the additional contract that came on-line earlier in the year 2 YTD improvement driven by optimization of storage and capacity. Results partly offset by record low spreads from warmer weather in Q1. 16

South Jersey Energy Services Economic Earnings For the twelve months ended December 31 Q4 2017 Q4 2016 Variance FY 2017 FY 2016 Variance Economic Earnings, in millions SJ ENERGY SERVICES ($2.8) $3.3 ($6.1) ($2.8) $16.5 ($19.3) CHP1 $0.0 $0.5 ($0.5) $0.5 $6.2 ($5.7) Solar2 ($2.1) ($0.8) ($1.3) $0.4 $3.0 ($2.6) Landfills ($0.8) ($1.1) $0.3 ($3.7) ($2.6) ($1.1) ITC3 $0.0 $4.5 ($4.5) $0.0 $9.1 ($9.1) Other $0.1 $0.2 ($0.1) $0.0 $0.8 ($0.8) 1 CHP comparison YTD impacted by non-recurring $4.3M settlement that benefited 2016 2 Solar comparison YTD impacted by reduced revenue from MD projects and increased interest expense 3 No ITC in 2017 earnings 17

Solar SREC Generation MW DC Number of SRECs 26,193 55,766 111,908 136,379 224,737 240,333 - 50,000 100,000 150,000 200,000 250,000 300,000 0 50 100 150 200 250 2012 2013 2014 2015 2016 2017 SRECs generated MWs Installed 18

Appendix

GAAP Earnings – 2017 v 2016 For the twelve months ended December 31 Q4 2017 Q4 2016 Variance FY 2017 FY 2016 Variance In millions except per share data Gas Utility $29.6 $22.9 $6.7 $72.6 $69.0 $3.6 Midstream $0.9 ($0.1) $1.0 $4.6 ($0.2) $4.8 SJ Energy Group1 $5.1 $19.5 ($14.4) ($21.8) $33.6 ($55.4) SJ Energy Services2 ($30.9) $3.9 ($34.8) ($59.8) $16.8 ($76.6) Acquisition Expenses ($12.0) $0.0 ($12.0) ($12.0) $0.0 ($12.0) SJI Other ($0.1) ($0.2) $0.1 $1.6 ($0.1) $1.7 Tax Adjustments3 $11.4 $0.0 $11.4 $11.4 $0.0 $11.4 SJI $4.0 $46.0 ($42.0) $(3.4) $119.1 ($122.5) SJI EPS $0.05 $0.58 ($0.53) $(0.04) $1.56 ($1.60) 1 Includes after-tax charges related to legal proceedings 2 Reflects after-tax charges related to solar impairments and write-down of landfill assets 3 Represents one-time tax adjustments made throughout the year, most notably for Tax Reform, which was signed into law in December 2017 20

South Jersey Energy Group GAAP Earnings – 2017 v 2016 For the twelve months ended December 31 Q4 2017 Q4 2016 Variance FY 2017 FY 2016 Variance GAAP Earnings, in millions SJ ENERGY GROUP $5.1 $19.5 ($14.4) ($21.8) $33.6 ($55.4) Retail Commodity $1.9 $3.0 ($1.1) $1.4 $7.4 ($6.0) Fuel Management $1.7 $1.2 $0.5 $5.8 $4.2 $1.6 Wholesale Mktg / Asset Optimization1 $1.5 $15.3 ($13.8) ($29.2) $21.9 ($51.1) SJ Exploration $0.0 $0.0 $0.0 $0.2 $0.1 $0.1 1 YOY wholesale results impacted by previously noted legal disputes with suppliers 21

South Jersey Energy Services GAAP Earnings – 2017 v 2016 For the twelve months ended December 31 Q4 2017 Q4 2016 Variance FY 2017 FY 2016 Variance GAAP Earnings, in millions SJ ENERGY SERVICES1 $(30.9) $3.9 ($28.8) ($59.9) $16.8 ($70.6) CHP ($17.4) $1.1 ($18.5) ($18.4) $6.5 ($24.9) Solar $3.2 ($0.8) $4.0 ($21.7) $3.0 ($24.7) Landfills ($11.5) ($1.1) ($10.4) ($14.4) ($2.6) ($11.8) ITC $0.0 $4.5 ($4.5) $0.0 $9.1 ($9.1) Other $0.8 $0.2 $0.6 $0.7 $0.8 ($0.1) 1 Reflects after-tax charges related to solar impairments and write-down of landfill assets 22

2017 GAAP to Economic Earnings Reconciliation -$3,404 $98,065 $56,048 $34,308 $12,032 $10,303 $199 $11,420 -$5,000 $15,000 $35,000 $55,000 $75,000 $95,000 $115,000 $135,000 USD $Thousands 23